                                        Standard & Poor's
                                        A Division of The McGraw-Hill Companies









October 28, 1998


Reich & Tang Distributors, Inc.
600 Fifth Avenue
New York, NY 10020


Gruntal & Co., L.L.C.
14 Wall Street
New York, NY 10005

                       Re:     Insured Municipal Securities Trust,
                               Pennsylvania Navigator Insured Series 1
                               ---------------------------------------
Gentlemen:

     We have examined the post-effective Amendment to the Registration Statement File No. 33-35080 for the above-captioned trust. We hereby acknowledge that Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. is currently acting as the evaluator for the trust. We hereby consent to the use in the Amendment of the reference to Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. as evaluator.

     In addition, we hereby confirm that the ratings indicated in the above-referenced Amendment to the Registration Statement for the respective bonds comprising the trust portfolio are the ratings indicated in our KENNYBASE database.

     You are hereby authorized to file a copy of this letter with the Securities and Exchange Commission.

                                         Sincerely,



                                         Frank A. Ciccotto


FAC/trh

762512.1

                                         Standard & Poor's
                                         A Division of The McGraw-Hill Companies









October 28, 1998


Reich & Tang Distributors, Inc.
600 Fifth Avenue
New York, NY 10020


Gruntal & Co., L.L.C.
14 Wall Street
New York, NY 10005

                       Re:     Insured Municipal Securities Trust,
                               New York Navigator Insured Series 4
                               -----------------------------------

Gentlemen:

     We have examined the post-effective Amendment to the Registration Statement File No. 33-36215 for the above-captioned trust. We hereby acknowledge that Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. is currently acting as the evaluator for the trust. We hereby consent to the use in the Amendment of the reference to Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. as evaluator.

     In addition, we hereby confirm that the ratings indicated in the above-referenced Amendment to the Registration Statement for the respective bonds comprising the trust portfolio are the ratings indicated in our KENNYBASE database.

     You are hereby authorized to file a copy of this letter with the Securities and Exchange Commission.

                                         Sincerely,



                                         Frank A. Ciccotto

FAC/trh

762512.1

                                         Standard & Poor's
                                         A Division of The McGraw-Hill Companies










October 28, 1998


Reich & Tang Distributors, Inc.
600 Fifth Avenue
New York, NY 10020


Gruntal & Co., L.L.C.
14 Wall Street
New York, NY 10005



                       Re:     Insured Municipal Securities Trust,
                               New Jersey Navigator Insured Series 2
                               -------------------------------------

Gentlemen:

     We have examined the post-effective Amendment to the Registration Statement File No. 33-37297 for the above-captioned trust. We hereby acknowledge that Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. is currently acting as the evaluator for the trust. We hereby consent to the use in the Amendment of the reference to Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. as evaluator.

     In addition, we hereby confirm that the ratings indicated in the above-referenced Amendment to the Registration Statement for the respective bonds comprising the trust portfolio are the ratings indicated in our KENNYBASE database.

     You are hereby authorized to file a copy of this letter with the Securities and Exchange Commission.

                                        Sincerely,



                                        Frank A. Ciccotto


FAC/trh

762512.1